UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 17, 2017

IMMUNE PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36602	52-1841431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

430 East 29th Street, Suite 940, New York, NY	10016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (646) 440-9310

(Former name or former address, if changed since last report) N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As disclosed in a Current Report on Form 8-K (the “Prior 8-K”), filed by the Company on November 8, 2016, Immune Pharmaceuticals Inc. (the “Company”) received a notification from the Staff (the “Staff”) of The NASDAQ Stock Market LLC (“NASDAQ”) indicating that the Company had failed to comply with NASDAQ’s shareholder approval requirement set forth in Listing Rule 5635(d) (the “Rule”). The notification stated that the determination was based on the Staff’s aggregation of the discounted share issuances in transactions that had been completed in April, June and July of 2016 for purposes of determining whether the threshold for shareholder approval had been triggered.

As disclosed in the Prior 8-K, the Company subsequently submitted a remediation plan to the Staff, and on January 17, 2017, the Company received an additional notification from the NASDAQ stating that, based the Company’s submissions to NASDAQ, the Staff determined that the Company had regained compliance with the Rule and the matter is now closed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNE PHARMACEUTICALS INC.

Date: January 19, 2017	By:	/s/ Daniel G. Teper
	Name:	Daniel G. Teper
	Title:	Chief Executive Officer